UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 18, 2007

ALSIUS CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15770 Laguna Canyon Road, Suite 150, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 453-0150

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 FD Disclosure

In connection with the transaction described in Item 8.01 to this Report on Form 8-K, on December 18, 2007, the Registrant issued a press release, a copy of which is furnished as an exhibit to this Report.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On December 18, 2007, the Registrant issued a press release announcing the commencement of a temporary warrant retirement program whereby holders of the Registrant's warrants are offered the opportunity to tender their warrants for shares of common stock. In addition, if the warrant holders participate in the cashless tender, they are also eligible to tender one additional warrant at a reduced exercise price of $3.25 for one additional share of the Company's common stock. The full text of the press release issued in conjunction with the announcement is attached and incorporated herein by reference as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit	Description
99.1	Press Release dated December 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 19, 2007

ALSIUS CORPORATION By: /s/ Brett L. Scott Name: Brett L. Scott Title: Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated December 18, 2007